UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 25, 1999

                     OPTION ONE MORTGAGE LOAN TRUST
                Asset-Backed Certificates, Series 1999-1


New York (governing law of          333-67329-02   PENDING
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000


       (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On February 25, 1999 a distribution was made to holders of OPTION ONE MORTGAGE LOAN TRUST, Asset-Backed Certificates, Series 1999-1.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

           Exhibit Number               Description
                            Monthly report distributed to holders of
           EX-99.1 Asset-Backed Certificates, Series 1999-1 relating to the February 25, 1999 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       OPTION ONE MORTGAGE LOAN TRUST
              Asset-Backed Certificates, Series 1999-1 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 03/05/1999


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1    Monthly report distributed to holders of Assets-Backed
           Certificates, Series 1999-1, relating to the February 25, 1999 distribution.